UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Financial Services Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After underperforming the broader market for five consecutive years, financials posted strong gains in 2012 and was the best-performing sector in the large-cap S&P 500 Index. The sector began 2012 out of favor and with low valuations, but thanks to unprecedented global central bank actions to pump significant liquidity into struggling financial markets, risk assets began to increase in value, which lifted the sector. In addition, underlying fundamentals for many financials continued to improve as credit costs dropped and balance sheets strengthened.

PERFORMANCE COMPARISON

Thanks to this improving backdrop, your fund returned 12.09% in the second half of 2012 and 27.48% for the full year—a solid performance versus its benchmarks, as shown in the Performance Comparison table. The fund outperformed each of its three benchmarks, the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average, over both periods.

The largest contributor to performance in our reporting periods was JPMorgan Chase, despite the firm’s high-profile trading loss early in the year. It has been a top position in your fund for several years and remained so at the end of 2012. Two other large financial companies, Bank of America and Morgan Stanley, were also top contributors in the 6- and 12-month periods as both stocks began the year at very low valuations and managements started to embrace needed cost cuts. Florida land developer St. Joe was the largest detractor in the first half of 2012 but more than made up for it in the second half as the fund’s third-largest contributor. In fact, it was our 11th largest contributor for the full year, as the company’s large land position became increasingly valuable with the housing recovery. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Two of the biggest detractors in our 6- and 12-month reporting periods were Willis Group Holdings and IntercontinentalExchange. In the case of Willis, the company continued to struggle with the integration of a large competitor and underinvested in its key assets during the year. IntercontinentalExchange lagged due to declining transactions in its core futures business as investors reduced their trading activity ahead of major regulatory changes.

INVESTMENT OBJECTIVE AND STRATEGY

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Russell 3000 Financial Index, and the Morningstar Financial Average.

We usually hold approximately 60 to 80 securities. We are comfortable owning large positions (representing 4% of assets or more) in high-conviction ideas where we believe we have identified companies whose potential rewards significantly outweigh the risks. We tend to hold a majority of the fund’s stocks in what we define as “core positions” ranging between 1.25% and 1.75% of assets. These core positions represent the companies that we view as industry leaders with sustainable business models and attractive valuations. Finally, the fund owns a number of smaller positions (ranging from 0.50% to 1.00% of assets) that we believe represent higher-risk but higher-return opportunities.

We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts who collectively follow hundreds of small-, mid-, and large-cap financial companies around the world. We also strive to work closely with our fixed income colleagues, which we believe is a distinct advantage for us versus other investment firms. The basis of the T. Rowe Price investment approach is fundamental analysis of a security’s issuer rather than top-down global macroeconomic analysis. However, assessing the macro environment is a critical element of investing in many financial industries, particularly bank stocks, which are essentially highly levered plays on the economy of the bank’s geographic base. The strength of the economy dictates loan demand (think of this as the volume of goods sold) as well as credit losses (a key aspect of the cost of goods sold). Our philosophy is to use our strength in bottom-up analysis to dictate our macro view. Through our global team’s continual discussion and assessment of stocks and their prospects, we occasionally encounter situations in which most of our team’s analysts find attractively priced investment ideas to be scarce or plentiful. That is the best signal to us that we have reached some sort of market peak or trough and informs our overall view of the macro environment.

We do not manage the fund with either a traditionally defined “value” or “growth” philosophy. Rather, our style can best be described as one with a heavy “quality” bias. Most financial services companies must employ a high degree of financial leverage to earn adequate returns on equity. Both the asset and the liability sides of commercial, trust, and investment banks’ and insurance companies’ balance sheets are often very large and aggregated, making it difficult for outsiders to assess their strengths. This inherent opacity is what drives our self-described quality bias, as we are willing to pay higher multiples for shares of companies with proven management teams in most cases. We are certainly not risk averse or risk intolerant; rather, we believe that over multiple market cycles we will compound wealth for shareholders most effectively by investing in the world’s truly great financial companies, as opposed to always seeking out stocks with the lowest absolute valuation multiples.

Part of this approach favors the use of convertible securities, debt securities, cash reserves, and select nonfinancial companies to manage the portfolio’s risk/reward profile. While we use these instruments selectively, we find occasionally that they represent true opportunities to add value to the portfolio.

PORTFOLIO REVIEW

Your fund remains well diversified across approximately 70 issuers of securities. The fund is still positioned for a recovery in the U.S. economy broadly and capital markets activity specifically (such as increased mergers and acquisitions and corporate issuance of equity and debt securities to raise capital). Over the second half of 2012, however, we modestly decreased the fund’s money center bank holdings and reallocated most of the proceeds into a mix of regional banks, foreign banks, and property and casualty insurance companies.

Our largest purchase in the second half of 2012 was Capital One Financial, a regional bank with a national credit card division. We believe the company’s recent acquisitions of HSBC’s credit card portfolio and ING’s online bank provide it with a unique opportunity to protect its net interest margin in this period of low absolute interest rates. Further, we expect Capital One to generate strong cash flow and begin returning more of that excess cash to shareholders through dividends or stock repurchases.

The second-largest purchase was PNC Financial Services Group, which was one of the worst-performing large financial stocks in 2012. We began adding to our modest position late in the year, as investors grew increasingly worried about the company’s ability to successfully integrate the acquisition of Royal Bank of Canada’s U.S. branches, known as Centura. We expect the Centura acquisition to add to PNC’s earnings in 2013, and we believe PNC’s significantly discounted valuation compared with peers (nearly 20% by our calculations, when adjusting for the company’s large ownership position in asset manager BlackRock) will improve, leading to better performance for the shares in 2013.

Similar to last year—thanks to T. Rowe Price’s global reach, with financial services analysts on five continents—we are able to take advantage of investment opportunities around the world. These opportunities were more pronounced in 2012, and your fund began new and significant positions in several of the world’s largest non-U.S. based financial services companies, including Switzerland’s Credit Suisse Group, the UK’s Standard Chartered, and Sberbank of Russia.

The largest sale during the past six months was Morgan Stanley, a name we have discussed in previous letters. This stock was a top contributor to your fund during 2012, as mentioned earlier, and we remain positive on the company’s prospects as it continues its turnaround efforts. Morgan Stanley remains a large holding in the fund. However, we used some sales proceeds to build our new position in Credit Suisse, as we did not want to increase the fund’s already significant overweight to securities brokers and dealers.

Our second-largest sale in the last six months was the elimination of Legg Mason, a Baltimore-based investment management company. We anticipated improving operating margins and better asset inflows on the back of stronger investment performance, which should have led to higher capital return to shareholders (i.e., dividends and share buybacks). During 2012, the company made major changes to its operating profile and did improve its margins. However, these changes were not enough to significantly improve its earnings, and as we look ahead into 2013, we believe that the company’s strong emphasis on fixed income products could prove to be a major headwind after multiple years of above-average growth for fixed income funds versus equity funds.

OUTLOOK

We begin 2013 in a very different position compared with last year. After five consecutive years of underperforming the broader market, financial stocks experienced a strong rebound in 2012, which means we do not have the benefit of starting the new year with the same exceptionally low valuations and poor sentiment that were a big benefit to the group in 2012. However, we do still see some pockets of opportunity within the sector, and while valuations as measured by price-to-book value ratio have increased, they are not exceptionally high. This means the sector is not obviously overvalued.

We believe in several themes that shape our composition of the portfolio. The first and most significant change is a modest increase in the fund’s exposure to stocks with higher-than-average interest rate sensitivity late in 2012. These stocks should do particularly well when interest rates begin to rise. This is a notable change, as we have written in previous letters that U.S. interest rates seemed likely to remain low for a long time. While we do not expect short-term rates to rise significantly in 2013, we do believe that the debate about when the Fed will begin to reverse its accommodative policies will intensify in 2013 and that interest rate-sensitive stocks could appreciate in anticipation of Federal Reserve action. We are not making this theme a major component of how we construct the portfolio because we do not espouse a purely top-down macroeconomic investment process. Rather, we have found a handful of companies that have, in our opinion, idiosyncratic opportunities to do well in 2013 and would benefit significantly from higher rates. The best example of this theme is our significant purchases of trust and custody bank State Street toward the end of 2012. State Street is one of the most interest rate-sensitive companies in your portfolio—it holds large amounts of cash for institutions on a short-term basis and earns interest on it—so a rise in rates would generate a large increase in State Street’s earnings. However, if rates remain low, we believe the combination of a very low absolute valuation and the potential for operating expense cuts and capital return to investors would still position State Street to be a good stock.

A second theme that we believe will grow in significance in 2013 is the acceleration of merger and acquisition activity among small community banks. While it is difficult to build a portfolio of the banks most likely to be taken over, we believe that a number of well-capitalized smaller banks will be in a good position to acquire a number of their competitors at reasonable valuations, which should drive significant earnings growth. Three companies that could benefit from this trend as potential acquirers are BankUnited, Capital Bank Financial, and National Bank Holdings.

Much to our frustration, it seems that we must continually write about a significant risk to the financials sector based entirely on a major developed market government’s inability to manage its fiscal position effectively. In 2011 and 2012, major European countries faced significant troubles based on the simple concept that these governments spent much more than they collected in revenues and bondholders were increasingly unwilling to finance these excesses. As we enter 2013, two other major developed markets are in danger of facing similar bond market revolts from investors. The first is Japan, where the central bank is engaging in a massive effort to increase the country’s liquidity and devalue the yen. The potential impact on Japanese government bonds (JGBs) is one we are watching with significant interest. While your fund has no direct exposure to Japanese financial companies, the JGB market is the world’s second-largest government bond market, and disruptions in it could have significant negative ramifications for other world bond markets.

The second major country that runs the risk of seeing its access to cheap financing erode is the United States. As our politicians continue to find little common ground on the long-term reform this country needs to bring its budget into balance, our country’s debt is growing at an uncomfortably high rate. Because the U.S. dollar is the world’s reserve currency, the U.S. benefits from extremely low-cost financing, as evidenced by the 10-year Treasury yielding less than 2.0%. However, it is foolish to expect that this advantage will exist forever. Eventually, we will need fiscal sanity from our leaders, and the longer we wait to begin fixing the problem, the more difficult the problem becomes. For financial companies, this is a particularly dangerous issue because under current regulatory rules, they are required to hold large positions in U.S. Treasury bonds that could lose significant value if interest rates spike due to decreased confidence in the U.S. fiscal situation.

In conclusion, as we enter 2013, we believe there are a number of solid opportunities for your fund and that, overall, financial stocks are fairly valued. We believe the recovery in the U.S. housing market is still gaining momentum, and with it brings better economic prospects in the form of more jobs and better economic growth. With reasonable fiscal policy and no further regulatory shocks, financial stocks should have another solid year in 2013. However, we do not expect the same exceptional performance we saw in 2012, as we begin this year from a less-distressed level of overall valuation.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Eric Veiel
Chairman of the fund’s Investment Advisory Committee

January 23, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-book value ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
JPMorgan Chase	4.5%
U.S. Bancorp	4.1
Bank of America	3.1
MasterCard	2.7
Invesco	2.6
St. Joe	2.5
PNC Financial Services Group	2.4
XL Group	2.3
Capital One Financial	2.2
Goldman Sachs	2.1
MetLife	2.1
Morgan Stanley	2.0
Wells Fargo	2.0
Axis Capital Holdings	1.8
Franklin Resources	1.7
CBOE Holdings	1.7
Allstate	1.7
Lazard	1.6
SunTrust	1.6
Visa	1.5
TD Ameritrade Holding	1.4
SLM Corporation	1.4
American Express	1.4
The Travelers Companies	1.4
Regions Financial	1.3
Total	53.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 91.9%		
BANKS 29.3%		
Money Center Banks 9.5%		
Bank of America	1,022,064	11,856
JPMorgan Chase	393,400	17,298
Wells Fargo	224,300	7,666
		36,820
Non-U.S. Banks 2.0%		
Banco Santander Chile, ADR (1)	82,860	2,360
Sberbank of Russia, GDR (2)(3)	103,886	1,278
Standard Chartered (GBP)	161,390	4,091
		7,729
Regional Banks 17.8%		
BankUnited	89,400	2,185
BBCN Bancorp	71,100	823
Capital Bank Financial, Class A (3)	148,600	2,537
East West Bancorp	177,900	3,823
First Horizon National (1)	344,800	3,417
M&T Bank	46,600	4,589
National Bank Holdings, Class A	135,200	2,567
PNC Financial Services Group	156,800	9,143
Regions Financial	722,100	5,141
SunTrust	219,300	6,217
TCF Financial	269,000	3,268
U.S. Bancorp	501,300	16,012
Western Alliance Bancorp (3)	257,900	2,716
Wintrust Financial	44,000	1,615
Zions Bancorporation	217,500	4,654
		68,707
Total Banks		113,256

FINANCE 11.8%		
Consumer Finance 5.0%		
American Express	95,600	5,495
Capital One Financial	143,800	8,330
SLM Corporation	320,900	5,497
		19,322
Diversified Financials 5.7%		
MasterCard, Class A	20,900	10,268
SS&C Technologies Holdings (3)	117,200	2,710
Vantiv, Class A (3)	166,200	3,394
Visa, Class A	38,800	5,881
		22,253
Thrift & Mortgage Finance 1.1%		
Capitol Federal Financial	353,900	4,137
		4,137
Total Finance		45,712
INSURANCE 21.7%		
Insurance Agents - Brokers & Services 2.1%		
Brown & Brown	107,200	2,729
Fortegra Financial (3)	87,500	778
Willis Group Holdings	135,300	4,537
		8,044
Life Insurance 6.0%		
AIA Group (HKD)	1,217,400	4,852
Ameriprise Financial	49,700	3,113
MetLife	242,756	7,996
National Financial Partners (1)(3)	145,400	2,492
Prudential Financial	90,600	4,832
		23,285

Property & Casualty Insurance 13.6%		
Allstate	163,200	6,556
Assured Guaranty	104,527	1,487
Axis Capital Holdings	205,700	7,125
Chubb	55,000	4,143
Direct Line Insurance (GBP) (3)	305,412	1,068
Enstar (3)	6,739	755
First American Financial	50,200	1,209
HCC Insurance Holdings	127,800	4,755
Infinity Property & Casualty	36,000	2,097
Meadowbrook Insurance Group	122,764	710
Progressive	204,600	4,317
State Auto Financial	151,900	2,269
The Travelers Companies	73,300	5,264
White Mountains Insurance Group	3,800	1,957
XL Group	349,300	8,754
		52,466
Total Insurance		83,795
MISCELLANEOUS 1.5%		
Other 1.5%		
C.H. Robinson Worldwide	43,200	2,731
Lender Processing Services (1)	129,100	3,179
Total Miscellaneous		5,910
REAL ESTATE 5.7%		
Real Estate 5.7%		
Hatteras Financial, REIT	179,900	4,463
Meritage (3)	77,200	2,884
Ryland Group	82,300	3,004
St. Joe (1)(3)	422,800	9,758

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $14,384,000, the value of cash collateral investments was $14,597,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $161,007,000 and $130,942,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, totaled $4,811,000 and $2,901,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. During the year ended December 31, 2012, the fund utilized $5,854,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2012, expire as follows: $82,993,000 in fiscal 2016, and $60,403,000 in fiscal 2017.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $99,000 for Price Associates; $332,000 for T. Rowe Price Services, Inc.; and $52,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $46,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $6,000 from short-term capital gains.

For taxable non-corporate shareholders, $4,815,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $4,815,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[138]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1996
[138]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[138]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Financial Services Fund	Principal Occupation(s)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jon M. Friar (1982)	Employee, T. Rowe Price; formerly summer
Vice President	intern, T. Rowe Price (to 2011); associate –
Structured Product Sales, Barclays (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly student, Columbia
Business School (to 2008)

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc. and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kathryn M. Mongelli (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Matthew J. Snowling, CFA (1971)	Vice President, T. Rowe Price; formerly
Vice President	Managing Director – Specialty Finance, Citadel
Securities (to 2011); Managing Director of
Investment Services and Senior Vice President,
Senior Analyst, Education Services Research
Group (to 2011)

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President,
Institutional Equity Trading, Merrill Lynch & Co.,
Inc. (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013